Exhibit 10.15

CONTRACT FOR LEASE OF PROPERTY IN SHANGHAI

Prepared by
Shanghai Administration for Property and Land Resource &
Shanghai Administration for Industry and Commerce
in November 2000

Amended by
Shanghai Shengkang Cimic Realty Investment Co., Ltd.
In March 2009

CONTRACT FOR LEASE OF PROPERTY IN SHANGHAI

Contract No. (2009)S.S.X.101A.Z.No.0728

The Contract is made by and between:
Shanghai Shengkang Cimic Realty Investment Co., Ltd., the Lessor (“Party A”), and
Hangzhou MYL Business Administration Consulting Co., Ltd., the Lessee (“Party B”)

In accordance with the Contract Law of the People’s Republic of China and the Regulations of Shanghai on Lease of Property (the “Regulation”), the Parties, on the basis of equality, free will, fairness, and good faith, have negotiated and concluded the Contract for the lease of the Property from Party A to Party B, on the terms and conditions set forth as follows

I.	Description of the leased property

1.
The leased property is located at Room 101A, 102, 103, 105, 206B, and 207A, Cimic Square, 800 Shangcheng Rd., Pudong New District, Shanghai, China (the “Property”). Its actual floorage is 1,581.01 square meters, with the land for comprehensive purpose, the type of property as shopping mall, and of steel-concrete structure. The plan of the Property is attached as Appendix A hereto. Party A has shown to Party B the Certificate of Ownership of Property No. H.F.D.S.Z.(1999)No.004288.

2.	Party A, as owner to the Property, establishes the lease relation with Party B. Before signing the Contract, Party A has informed Party B that the Property has been mortgaged.

3.
The scope of use, conditions and requirements for the common part of the Property, as well as the conditions of the existing decoration, accessories and equipment, and description, standard and issues about the decoration and fixture to be added by Party B with permission of Party A, are specified in the Appendices A and B hereto, respectively. The Parties acknowledge that the said appendices shall be used as basis for examination and acceptance of the Property when Party A delivers it to Party B as well as Party B returns it to Party A upon expiration of the Contract.

II.	Purpose of leased property

1.
Party B promises to Party A that the Property will be intended for office and business training purpose, and that Party B will abide by the national and local regulations on use of property and property management.

2.	Party B warrants that, without consent by Party A and approval by the pertinent authority, Party B will never change the purpose of the Property as agreed above during the term of lease.

III.	Date of delivery and term of lease

1.
The Parties agree that the term of lease shall commence on October 1, 2009 and end on September 30, 2011. The period from August 1, 2009 to September 30, 2009 shall be deemed the decoration period, during which Party A will charge no rent from Party B, provided that Party B shall not use it as office and pay the expenses on property management, power, air-conditioning, and other accrued in this period.

2.
Upon expiration of the term of lease, Party A shall be entitled to take back and Party B shall return, the Property. If Party B intends to renew the lease of the Property, Party B shall send to Party A such written request on renewal of lease three months ahead of expiration date, in which case Party B shall have priority to lease the Property under equivalent conditions. The Contract for lease shall be newly signed subject to written consent by Party A.

IV.	Rent, payment method, and time limit

1.
the Parties agree that the rent shall be at the daily rate of RMB 3.30 per square meter, exclusive of the property management expense, and the total monthly rate of RMB 158,693.88, which shall be for Party B’s account. The rent shall remain the same within two years.

2.	the property management expense shall be at the daily rate of RMB 24 per square meter and the total monthly rate of RMB 37,944.24, which shall be for Party B’s account.

3.
Party B shall, no later than the 10th day (inclusive) every month, pay Party A the monthly rent of RMB 158,693.88 and the property management expense of RMB 37,944.24 for the current month, by remitting the money into:

Shanghai Shengkang Cimic Realty Investment Co., Ltd.
Shanghai Pudong Branch of China Bank of Communication,
A/C No. 310066580010123003607
Overdue payment will result in the breach of contract damages payable to Party A, calculated as 0.3% of the amount owed.

4.	Party B shall Pay Party A the expense on power within seven days after receipt of the billing from the property management agency, by remitting into:

Shanghai Shengkang Cimic Realty Investment Co., Ltd.
Pudong Branch of Bank of Shanghai,
A/C No. 31619100004013139

5.
As Party B will start decorating the Property on August 1, 2009, Party B shall pay Party A, no later than 17:30 pm, July 31, 2009, the amount of RMB 748,608.24, including the security money, the rent for the first month, and the property management expenses for three months. The Parties agree as follows:

1)	After the Parties sign the Contract, Party B shall pay Party A the deposit of RMB 30,000, which may be offset with the said amount, no later than 17:30 pm, July 29, 2009;

2)	Party B shall facsimile to Party A the voucher of payment (i.e. the certificate of bank remittance) of RMB 748,608.24, no later than 17:30pm, July 30, 2009;

3)	In case that Party A does not receive the RMB 748,608.24 from Party B before 17:30pm, August 4, 2009, Party A shall be entitled:

a)	to request Party B to stop the decorating work;

b)	to refuse Party B to access the Rooms 101A, 102, 103, 105, 206B, and 207A, Cimic Square;

c)	to make no compensation for Party B in respect of the decoration expense; and

d)	to take possession of the deposit of RMB 20,000.

Meanwhile, Party A shall be entitled to request Party B to make payment forthwith. In case of further delay in payment by Party B, Party A shall be entitled to terminate the Contract and Party B shall take the breach of contract liabilities.

V.	Security money and other expenses

1.
When Party A delivers the Property, Party B shall pay the rent and the property management expense for the first month, as well as the security money (equal to the rent for three months). Upon receipt of the security money, Party A shall issue the receipt to Party B, which Party B shall present to Party A when Party A returns the security money.

2.
During the term of lease, the expenses on water, power, air-conditioning, communication, repair of equipment, and property management, shall be for Party B’s account. The calculation and sharing of such expenses shall be dealt with by the property management agency.

VI.  Requirement on use of the Property and responsibility on repair

1.
During the term of lease, Party B shall timely notify Party A to repair the Property or the accessories upon Party B’s awareness of any damage or malfunction thereof, while Party A shall repair so within 24 hours after receipt of Party B’s notification, except that special repair issue shall be otherwise dealt with as the case may be. (Special repair issue refers to such repair as carried out on weekends, holidays, requiring purchase of material or experts.)

2.
during the term of lease, Party B shall properly use and take care of the Property and the accessories. Party B shall be liable to repair for damage or malfunction of the Property and the accessories resulting from improper or unreasonable use by Party B. In such case, Party A may repair it at Party B’s expense if Party B refuses to repair.

3.
During the term of lease, Party A shall ensure that the Property and the accessories are kept in order and safe. Party A shall carry out inspection and maintenance of the Property with 24-hours prior notice to Party B, in which case Party B shall cooperate and Party A shall, as possible, minimize the impact on Party B’s use of the Property.

4.
Party B shall carry out additional decoration or fixture or equipment subject to prior written consent by Party A; provided that Party B shall apply to the pertinent authority for approval only with Party A’s authorization. The Parties shall otherwise agree in writing on the additional accessories and equipment made by Party B and the responsibility on repair in connection therewith.

VIII.	Status of the Property when returned
1.
Unless Party B renews the lease of the Property with Party A’s consent, Party B shall return the Property on the day following the date of expiration of the term hereunder. If, without Party A’s consent, Party B delay the timely return of the Property, Party B shall be liable to the expense on possession of the Property at the daily rate of RMB 9.9 per square meter, in additional to other expenses in respect of water, power, communication, equipment repair, maintenance, property management, and air-conditioning.

2.	upon termination of the lease relation (for whatever reason), Party B shall return the Property on time, on conditions that:

1)	Party B shall recover the Property to the same condition as it is when Party A delivers the Property to Party B;

2)	Party B shall pay off all accounts payable;

3)	Party B pay the expenses on recovering the Property to the former conditions;

4)	the return of property shall be deemed accepted only subject to written confirmation by Party A.

VIII.	re-lease, transfer, and exchange

1.
During the term of lease, Party B may transfer to a third party, or exchange the right to use of other property of a third party, the right to use of the said property, subject to prior written consent by Party A. After such transfer or exchange of the right to use, the new Lessee shall sign with Party A the written contract to which the Lessee is changed. Such new contract shall be further implemented after it is duly filed with the real estate trading center of the district or county where the Property is located or with the farm system office; provided that the right to use of a residential apartment cannot be transferred partly.

2.
During the term of lease, in case Party A intends to sell the Property, Party A shall send to Party B the 45-day prior written notice, and promise that the third party will ensure Party B can perform the Contract for lease of the Property until expiration of the term of lease.

3.
During the term of lease, in case that the Property is mortgaged and Party A ceases to manage the Property, Party A shall send to Party B the 45-day prior written notice, and promise that the third party will ensure Party B can keep performing the Contract for lease of the Property.

IX.	Conditions on revocation of contract

1.	the Parties agree that, upon occurrence of any of the following circumstances during the term of lease, the Contract may be earlier terminated, with neither party liable to the other party:

A.	the right to use of the land, where the Property covers, is earlier requisitioned by the government;

B.	the Property is lawfully requisitioned for the sake of public interest;

C.	the Property is included in any area where the properties are to be removed, for the purpose of urban construction;

D.	the Property is damaged, destroyed, or certified as dangerous building; or

E.	the Property fails to pass the safety inspection on fire control under the Shanghai Regulation on Fire Control.

2.
  the Parties agree that, either party may revoke the Contract by sending to the other the written notice, under any of the following circumstances. The defaulting party shall be liable to the breach of contract damages payable to the other party, calculated at the rent for three months, provided that, in case such breach of contract damages is insufficient to cover the loss suffered by the other party, the defaulting party shall further compensate the other party for the said difference:

A.
The property delivered by Party A fails to conform with what is agreed herein and thus Party B cannot fulfill the desired purpose of lease; or the Property delivered by Party A endangers Party B personally;

B.	Party A fails to deliver the Property on schedule and fails to do so within 30 days after Party B so requests;

C.
Without Party A’s consent, Party B re-leases the Property, changes the purpose of the Property, causes damages to the Property, or runs commercial activities beyond what is permitted under its business license, resulting in loss suffered by Party A;

D.	Party B delays the payment of rent for more than 30 days.

X.	Breach of contract liability

1.
during the term of lease, if Party A fails to fulfill its obligation on repair and maintenance of the Property, and thus makes damages to the Property or causes financial loss or personal injury to Party B, Party A shall be liable to keep Party B indemnified.

2.	during the term of lease, if Party A revokes the Contract by taking back the Property in advance, Party A shall pay Party B the breach of contract damages equal to the security money hereunder.

3.	during the tem of lease, if Party B earlier terminates the Contract, Party B shall pay Party A the breach of contract damages equal to the security money hereunder.

4.
if Party B delays the payment of the rent and the property management expenses for more than 30 days (the overdue period is calculated from the 11th day of the current month, as per Section 3 of Article IV hereof), Party B shall be deemed to constitute material breach of contract. If Party B fails to make payment or fails to perform the Contract within 7 days after Party A notifies Party B (by sending the written notice to the Property leased by Party B, or by posting such notice on the door of the apartment or the bulletin board, in case that nobody is available or willing to sign for such notice), it shall be deemed Party B revokes the Contract on its own discretion. In such case, Party A shall return no security money to Party B and may stop Party B in using the facilities, cease to offer the supply of water, power, air-conditioning, render no service to Party B, and refuse Party B to further use the apartment, and the adverse consequence, if any, shall be borne by Party B itself.

5.
  No matter how much investment Party B has made in the decoration to the Property, Party B shall have no right to claim any compensation against Party A, when the Contract terminates upon expiration, Party B earlier terminates the Contract, or Party A earlier terminates the Contract because of material breach of the Contract by Party B. However, in case Party B violates no provision hereof but Party A earlier terminates the Contract, Party A shall be liable to the expenses on such equipment and facility that can not be removed from the decoration of the Property Party B makes during the term of lease.

XI.	Miscellaneous

1.
The Contract shall take effect on the date when the Parties affix their signatures hereon. Party A will be paid by Party B to assist Party B to transact the procedure on registration of the Contract for lease with the real estate trading center of the district or county where the Property is located or with the farm system office, and to receive the certificate of registration of contract of lease, as detailed in the Tariffs on Notarization, procedure on documentation registration, and companies incorporation. When the lease relation terminates for whatever reason, Party B shall transact necessary procedure on de-registration of the information on the Property from the record of Party B filed with the company registry as well as on cancellation of registration of the Contract of lease, as detailed in the supplemental provisions hereof.

2.
As to anything unspecified herein, the Parties may negotiate supplemental provisions, which, together with the appendices hereof, shall form integral part of the Contract. The handwritten words and sentences filled in the blanks in the Contract, the supplemental provisions, and the appendices shall have the same effect as the printed words and sentences.

3.
when signing the Contract, the Parties fully understand their respective rights, obligation, and responsibility, without any objection. The Parties intend to abide by the Contract strictly. If either party breaches the Contract, the other party shall be entitled to claim against such party according to the Contract.

4.
Any dispute between the Parties arising out of the performance of the Contract shall be resolved through negotiation, or, in case of failed negotiation, be referred to China International Economic and Trade Arbitration Committee Shanghai Branch for arbitration, or the competent People’s Court of the place where property is located.

5.	The Contract is made in triplicate, one for Party A and two for Party B, which shall have the same effect legally.

SUPPLEMENTAL PROVISIONS

In accordance with Section 3, Article XI of the Contract for Lease of Property in Shanghai No. (2009)S.S.X.101A.Z.No.0728, the Parties have negotiated and concluded the following supplemental provisions with regard to the Property defined under Section 1, Article I of the said contract.

1.	On the date when the Contract is signed, Party B shall pay Party A, on lump-sum basis,

1)	RMB 476,081.64 as the security money;

2)	RMB 158,693.88 as the rent for the period from October 1, 2009 to October 31, 2009;

3)	RMB 113,832.72 as the property management expense for the period from August 1, 2009 to October 31, 2009;

4)	The total sum is RMB 748,608.24;

5)	The Contract shall be deemed invalid if Party B fails to pay Party A the said money on schedule.

2.
During the term hereof, Party B shall in no event use the security money as any monthly rent, property management expenses, or other fees. Neither shall such security money or the relevant creditor’s right be mortgaged or otherwise used as guaranty, nor shall the creditor’s right relevant to such security money be transferred to a third party;

3.	Upon termination of the Contract on its expiration date, if Party B:

1)	has damaged no equipment and facility in the Property;

2)	has recovered the Property as it was and returned to Party A with Party A’s confirmation;

3)	has paid off all amount payable to Party A;

4)
has transacted necessary procedure on deregistration of the Property information from the record of Party B filed with the companies registry, as well as on cancellation of registration of the Contract for lease;

5)	has presented the original voucher on receiving the security money issued by Party A;

Party A will return to Party B the security money, free of interest, within 45 days thereafter.

4.
The regular damage to the equipment and facility in the Property shall be for Party A’s account, except regular damage to the bulbs, starter, holder, and ballast include in lighting systems as well as non-regular damage to other equipment and facility.

5.	the property management agency in charge of the Property, which Party A entrusts and is acceptable to it, will render the property management service as follows:

1)	to maintain suitable office environment;

2)	to maintain and repair the public equipment;

3)	to render service for the common area with regard to water, power, air-conditioning, lighting, communication, elevator, and fire control;

4)	cleaning, safeguard, and green belt for the common area; and

5)	treatment of domestic sewage and rubbish.

6.
Party B (its employees and customers included) shall respect the measures on property management as confirmed by Party A, and abide by the Handbook for Owners/Lessees prepared by the property management agency.

7.
When making the partition board or decoration in the Property, Party B shall abide by the Rules on internal decoration prepared by Party A. Without Party A’s consent, Party B shall not damage or change the original structure and facility, and not change or add any air-conditioning, lighting, ventilation, fire control, communication, and other facility and pipelines;

8.	Party B shall cooperate in case that part of the common area or common facility is restricted or affected when Party A necessarily adjust, repair or renovate the Property or the facility.

9.
If Party B notifies Party A to terminate the Contract 45 days ahead of the expiration date of the term hereof, party B shall be obliged to cooperate during such 45 days when potential lessee visits the Property which is still in possession of Party B.

10.	Party B shall be deemed to breach the Contract under any of the following circumstances:

1)	its involvement of being seized, bankrupt, dissolved, illegally change of name, or taken over;

2)	its failure to pay off any account payable hereunder of which the payment has been delayed for more than 14 days;

3)	its transfer or otherwise dispose of, or share with a third party, its right to use of Party A’s premises, without Party A’s consent;

4)	Party B operates or sells any commodities in violation of any governmental regulations.

In such case, Party A shall be entitled to terminate the Contract and take back the Property, and enjoy the residual value of the decoration to the Property. In case that Party A suffers any loss, Party A may recover such loss from the security money. In case that the security money is insufficient to cover Party A’s loss, Party B shall further compensate Party A for the said difference.

11.
Party B shall abide by the Shanghai Regulation on fire control and the Shanghai Regulation on responsibility regarding social security, and sign with the Property management agency the warranty on social security.

12.
Party B shall provide its valid certificate of approval, business license, or practicing license to Party A for the latter’s record. If Party B leases the Property personally for the time being, Party B shall provide his identity certification to Party A, and after the company is established, Party B shall notify Party A that the Lessee are to be changed from himself to the company, with the certificate of approval, business license, and practicing license provided to Party A. If Party B re-leases or allows a third party to use the Property, with Party A’s written consent, Party B shall provide the above-mentioned certificates of such third party to Party A.

13.
The acts by Party B’s representative, trustee or employee shall be deemed the acts by Party B, which Party B shall take full responsibility, legally, while Party A shall take no responsibility. The performance of the Contract by Party A shall not cause Party A to be liable to any responsibility or obligation with regard to Party B’s business operation. Party B shall take full responsibility for any liability resulting from false, incomplete, or delayed information from Party B to Party A.

14.
During the 61 days of rent-free period from August 1, 2009 to September 30, 2009, Party B shall only pay the expenses on property management, power, and service associated with decoration. Party B shall carry out decoration but no office or commercial activity in the Property during such rent-free period, otherwise Party A shall be entitled to charge rent for such period from Party B.

15.
Party A agrees that Party B may post advertising in the Property subject to certain conditions (free of advertising fees, but in conformity with the applicable governmental regulations and the overall layout of the Cimic Square).

16.
Party A agrees that Party B may install the air-conditioners, so long as the external machine of such air-conditioners must be fixed at the places designated by Party A. The expenses on central air-conditioning will not be charged from Party B, while other expenses on power shall be still for Party B’s account.

Lessor: Shanghai Shengkang Cimic Realty Investment Co., Ltd.
Nationality:
Legal representative:
Certificate of incorporation /ID No.:
Add.:
Zip code:
Tel:
Authorized representative:
Signature:
Date of signing: July 29, 2009
Place of signing: Shanghai

Lessee: Hangzhou MYL Business Administration Consulting Co., Ltd
Nationality:
Legal representative:
Certificate of incorporation /ID No.:
Add.:
Zip code:
Tel:
Authorized representative:
Signature:
Date of signing: July 29, 2009
Place of signing: Shanghai

Real estate broker: Shanghai Junkai Minyi Real Estate Broking Office
Broker: Jun YE
Broker’s certificate No.: FA290700106